UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14A-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement

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☒	Soliciting Material under § 240.14a-12

VERSO CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Verso Corporation
8540 Gander Creek Drive
Miamisburg, OH 45342

Randy J. Nebel
President and
Chief Executive Officer

T 937-528-3455
E randy.nebel@versoco.com

December 19, 2021

Dear Verso Team,

Moments ago, we announced that we have reached an agreement to be acquired by BillerudKorsnäs, a leading packaging company based in Sweden. The press release we issued is attached and is also available on InSight and versoco.com. I am excited about this news and how, together with BillerudKorsnäs, we will be a stronger company with many new opportunities to invest and accelerate growth. I want to describe how we reached this agreement, what it means and where we are headed in terms of next steps.

As you know, on July 11, one of our shareholders disclosed an unsolicited proposal to acquire Verso for $20.00 per share. Our Board formed a Special Committee to review that offer and while the committee was doing so, BillerudKorsnäs privately reached out to express interest in a potential combination with us. After learning more about BillerudKorsnäs, the value they see in Verso and their plans for the future, we determined that this transaction was in the best interest of our Company and our shareholders.

I know many of you may not be familiar with BillerudKorsnäs. They offer innovative packaging solutions and sustainable packaging materials made from natural cellulose fiber. Headquartered in Stockholm, BillerudKorsnäs has seven production facilities located in Sweden and Finland. Their more than 2,000 customers are located all over the world, but only 5% of their sales come from the Americas. BillerudKorsnäs recently identified North America as their largest growth opportunity, and our operations provide the perfect platform for growth. Together, we will be a one of the largest providers of paper and packaging with a cost and quality advantage.

As I have gotten to know BillerudKorsnäs and their leaders over the past several months, it has become clear how much they value our talented team, the deep relationships we have with customers and the quality of our assets. Importantly, BillerudKorsnäs shares our commitment to safety, quality, sustainability and innovation. They are committed to continuing to serve our existing customers. Over time, BillerudKorsnäs plans on investing up to approximately $1 billion in our Escanaba Mill to convert it into a world-class, sustainable, fully integrated paperboard production site by 2029. In addition to continued paper production in Escanaba during the conversion process, they plan to continue operating our Quinnesec Mill as a cost and quality leader in graphic paper, specifically in coated freesheet and specialty papers. BillerudKorsnäs’ investments will create new U.S.-based jobs and accelerate the transition from plastic-based packaging materials to renewable sources.

It is important to remember that this announcement is the first step in a process that is subject to approval by our shareholders and regulators, as well as other closing conditions. Until the transaction closes, which is expected to occur in the second quarter of 2022, BillerudKorsnäs and Verso will continue to operate as separate and independent companies. There will be no impact on our day-to-day activities, and it will continue to be business as usual. That includes the capital projects we have planned for our two mills in 2022, which will continue to proceed as planned. Please refer to the attached “rules of the road” document, which outlines some of the things we can and can’t do during this period, particularly with respect to customer engagement.

As we work toward closing the transaction, the best thing we can all do is remain focused on safety, our environmental commitments and running our business better and better every day. We need to continue to serve our customers, make, sell and deliver high-quality paper, and keep our mills operating smoothly and safely. Thank you for your continued focus and dedication.

I look forward to speaking with you all about this during tomorrow’s Town Hall at 9:00 AM ET. We will continue to keep you informed as much as permitted throughout this process.

Sincerely,

Randy Nebel

Forward Looking Statements

This communication contains “forward-looking statements” regarding Verso, BillerudKorsnäs or their respective management’s future expectations, beliefs, intentions, goals, strategies, plans and prospects, which, in the case of Verso, are made in reliance on the “safe harbor” provisions within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements involve substantial risks, known and unknown, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to differ materially from future results expressed or implied by such forward-looking statements including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Verso or BillerudKorsnäs to terminate the merger agreement; the ability to obtain regulatory approvals and/or meet other closing conditions to the proposed merger on a timely basis or at all; the ability to obtain approval by Verso stockholders; difficulties and delays in integrating Verso’s and BillerudKorsnäs’ businesses; risks that the proposed merger disrupts Verso or BillerudKorsnäs current plans and operations; failing to realize anticipated synergies, cost savings and other anticipated benefits of the proposed merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; the risk that unexpected costs will be incurred; uncertainties as to BillerudKorsnäs’ ability to obtain financing in order to consummate the merger; the ability of Verso or BillerudKorsnäs to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the price of Verso common stock; the outcome of any legal proceedings that may be instituted against Verso, BillerudKorsnäs or their respective directors and officers; changes in global, political, economic, business, competitive, market and regulatory forces; changes in laws and regulations or the interpretation or enforcement thereof; changes in rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Verso’s and

BillerudKorsnäs’ control. These and other risks, uncertainties, assumptions and other factors may be amplified or made more uncertain by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts Verso’s and BillerudKorsnäs’ businesses, operations and financial results, including (without limitation) the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions taken to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Forward-looking statements generally relate to future events or Verso’s and BillerudKorsnäs’ future financial or operating performance and include, without limitation, statements relating to the proposed merger and the potential impact of the COVID-19 outbreak on Verso’s and BillerudKorsnäs’ businesses and operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “contemplates,” “could,” “seeks,” “estimates,” “intends,” “targets”, “expects”, “allows”, “enables”, “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

While forward-looking statements are Verso’s and BillerudKorsnäs’ current predictions at the time they are made, you should not rely upon them. Forward-looking statements represent Verso’s and BillerudKorsnäs’ management’s beliefs and assumptions only as of the date of this communication, unless otherwise indicated, and there is no implication that the information contained in this communication is made subsequent to such date. For additional information concerning factors that could cause actual results and outcomes to differ materially from those expressed or implied in the forward-looking statements, please refer to the cautionary statements and risk factors included in Verso’s filings with the SEC, including Verso’s Annual Report on Form 10-K filed with the SEC on March 1, 2021, Verso’s Quarterly Reports on Form 10-Q and any further disclosures Verso makes in Current Reports on Form 8-K. Verso’s SEC filings are available electronically on Verso’s investor website at www.investor.versoco.com or the SEC’s website at www.sec.gov.

For additional information concerning factors that could cause future results to differ from those expressed or implied in the forward-looking statements, please refer to BillerudKorsnäs’ non-exhaustive list of key risks and cautionary statements included in Just BillerudKorsnäs’ Annual Report, which is available electronically on www.billerudkorsnas.com/investors. Except as required by law, Verso and BillerudKorsnäs assume no obligation to update these forward-looking statements or this communication, or to update, supplement or correct the information set forth in this communication or the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. All subsequent written and oral forward-looking statements attributable to Verso or BillerudKorsnäs or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

All subsequent written and oral forward-looking statements attributable to Verso, BillerudKorsnäs or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed merger, Verso expects to file with the SEC and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents regarding the proposed merger. Promptly after filing its definitive proxy statement with the SEC, Verso will mail its definitive proxy statement and a proxy card to Verso’s stockholders entitled to vote at a special meeting relating to the proposed merger, seeking their approval of the respective merger-related proposals. The proxy statement will contain important information about the proposed merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF VERSO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT VERSO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VERSO, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT HOLDERS OF VERSO’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This communication is not a substitute for the proxy statement or for any other document that Verso may file with the SEC and send to its stockholders in connection with the proposed merger. The proposed merger will be submitted to Verso’s stockholders for their consideration.

Investors and security holders may obtain copies of these documents and any other documents filed with or furnished to the SEC by Verso free of charge through the website maintained by the SEC at www.sec.gov, from Verso at its website, www.investor.versoco.com.

Participants in the Solicitation

Verso and its respective directors and certain of its respective executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger under the rules of the SEC. Information about Verso’s directors and executive officers is available in Verso’s proxy statement dated on March 30, 2021 for its 2021 Annual Meeting of Stockholders. To the extent holdings of Verso securities by directors or executive officers of Verso have changed since the amounts contained in the definitive proxy statement for Verso’s 2021 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge from the sources indicated above, and from Verso by going to its investor relations page on its corporate website at www.investor.versoco.com. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Verso using the sources indicated above.

Verso Corporation
8540 Gander Creek Drive Miamisburg, OH 45342

Randy J. Nebel President and Chief Executive Officer

T 937-528-3455 E randy.nebel@versoco.com

December 19, 2021

Dear {CUSTOMER NAME/Valued Customer},

As a valued customer, I am excited to share some significant news with you about our company. We recently announced that Verso has entered into an agreement to be acquired by BillerudKorsnäs, a leading packaging company in Sweden. The press release we issued can be found on our website here. Together, we will be a larger, stronger organization and one of the largest providers of paper and packaging with a cost and quality advantage.

In case you are unfamiliar, BillerudKorsnäs offers innovative packaging solutions and sustainable packaging materials made from natural cellulose fiber. Headquartered in Stockholm, BillerudKorsnäs has seven production facilities located in Sweden and Finland. BillerudKorsnäs is a well-run company, with a keen customer-first focus and demonstrated commitment to innovation, including R&D investment.

BillerudKorsnäs recently identified North America as their largest growth opportunity, and Verso’s operations provide the perfect platform for growth. BillerudKorsnäs aims to build one of the most cost-efficient and sustainable paperboard platforms in North America by converting several of Verso’s assets into paperboard machines while maintaining Verso’s position as a quality and cost leader in specialty and coated freesheet paper.

Throughout this process, one thing is certain: our focus on our customers will not change. Verso and BillerudKorsnäs are committed to continuing to serve our customers.

This announcement is the first step in a process that is subject to approval by our shareholders and regulators, as well as other closing conditions. Until the transaction closes, which is expected to occur in the second quarter of 2022, BillerudKorsnäs and Verso will remain separate companies and nothing about the way we work with you changes as a result of this announcement. Our product offerings remain the same, as does your regular point-of-contact. We will keep you informed as much as permitted as we work toward the completion of this transaction. In the meantime, please do not hesitate to reach out to your Verso contacts with any questions or concerns you may have.

As always, thank you for your continued support and business.

Sincerely,

Randy Nebel

Forward Looking Statements

This communication contains “forward-looking statements” regarding Verso, BillerudKorsnäs or their respective management’s future expectations, beliefs, intentions, goals, strategies, plans and prospects, which, in the case of Verso, are made in reliance on the “safe harbor” provisions within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements involve substantial risks, known and unknown, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to differ materially from future results expressed or implied by such forward-looking statements including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Verso or BillerudKorsnäs to terminate the merger agreement; the ability to obtain regulatory approvals and/or meet other closing conditions to the proposed merger on a timely basis or at all; the ability to obtain approval by Verso stockholders; difficulties and delays in integrating Verso’s and BillerudKorsnäs’ businesses; risks that the proposed merger disrupts Verso or BillerudKorsnäs current plans and operations; failing to realize anticipated synergies, cost savings and other anticipated benefits of the proposed merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; the risk that unexpected costs will be incurred; uncertainties as to BillerudKorsnäs’ ability to obtain financing in order to consummate the merger; the ability of Verso or BillerudKorsnäs to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the price of Verso common stock; the outcome of any legal proceedings that may be instituted against Verso, BillerudKorsnäs or their respective directors and officers; changes in global, political, economic, business, competitive, market and regulatory forces; changes in laws and regulations or the interpretation or enforcement thereof; changes in rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Verso’s and BillerudKorsnäs’ control. These and other risks, uncertainties, assumptions and other factors may be amplified or made more uncertain by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts Verso’s and BillerudKorsnäs’ businesses, operations and financial results, including (without limitation) the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions taken to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Forward-looking statements generally relate to future events or Verso’s and BillerudKorsnäs’ future financial or operating performance and include, without limitation, statements relating to the proposed merger and the potential impact of the COVID-19 outbreak on Verso’s and BillerudKorsnäs’ businesses and operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “contemplates,” “could,” “seeks,” “estimates,” “intends,” “targets”, “expects”, “allows”, “enables”, “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

While forward-looking statements are Verso’s and BillerudKorsnäs’ current predictions at the time they are made, you should not rely upon them. Forward-looking statements represent Verso’s and BillerudKorsnäs’ management’s beliefs and assumptions only as of the date of this communication, unless otherwise indicated, and there is no implication that the information contained in this communication is made subsequent to such date. For additional information concerning factors that could cause actual results and outcomes to differ materially from those expressed or implied in the forward-looking statements, please refer to the cautionary statements and risk factors included in Verso’s filings with the SEC, including Verso’s Annual Report on Form 10-K filed with the SEC on March 1, 2021, Verso’s Quarterly Reports on Form 10-Q and any further disclosures Verso makes in Current Reports on Form 8-K. Verso’s SEC filings are available electronically on Verso’s investor website at www.investor.versoco.com or the SEC’s website at www.sec.gov.

For additional information concerning factors that could cause future results to differ from those expressed or implied in the forward-looking statements, please refer to BillerudKorsnäs’ non-exhaustive list of key risks and cautionary statements included in Just BillerudKorsnäs’ Annual Report, which is available electronically on www.billerudkorsnas.com/investors. Except as required by law, Verso and BillerudKorsnäs assume no obligation to update these forward-looking statements or this communication, or to update, supplement or correct the information set forth in this communication or the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. All subsequent written and oral forward-looking statements attributable to Verso or BillerudKorsnäs or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

All subsequent written and oral forward-looking statements attributable to Verso, BillerudKorsnäs or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed merger, Verso expects to file with the SEC and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents regarding the proposed merger. Promptly after filing its definitive proxy statement with the SEC, Verso will mail its definitive proxy statement and a proxy card to Verso’s stockholders entitled to vote at a special meeting relating to the proposed merger, seeking their approval of the respective merger-related proposals. The proxy statement will contain important information about the proposed merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF VERSO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT VERSO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VERSO, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT HOLDERS OF VERSO’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This communication is not a substitute for the proxy statement or for any other document that Verso may file with the SEC and send to its stockholders in connection with the proposed merger. The proposed merger will be submitted to Verso’s stockholders for their consideration.

Investors and security holders may obtain copies of these documents and any other documents filed with or furnished to the SEC by Verso free of charge through the website maintained by the SEC at www.sec.gov, from Verso at its website, www.investor.versoco.com.

Participants in the Solicitation

Verso and its respective directors and certain of its respective executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger under the rules of the SEC. Information about Verso’s directors and executive officers is available in Verso’s proxy statement dated on March 30, 2021 for its 2021 Annual Meeting of Stockholders. To the extent holdings of Verso securities by directors or executive officers of Verso have changed since the amounts contained in the definitive proxy statement for Verso’s 2021 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge from the sources indicated above, and from Verso by going to its investor relations page on its corporate website at www.investor.versoco.com. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Verso using the sources indicated above.

Verso Corporation
8540 Gander Creek Drive
Miamisburg, OH 45342
Randy J. Nebel
President and
Chief Executive Officer
T 937-528-3455
E randy.nebel@versoco.com

December 19, 2021

Dear Valued Supplier,

As an important Verso partner, I am excited to share some significant news with you about our company. We recently announced that Verso has entered into an agreement to be acquired by BillerudKorsnäs, a leading packaging company based in Sweden. The press release we issued can be found on our website here.

In case you are unfamiliar, BillerudKorsnäs offers innovative packaging solutions and sustainable packaging materials made from natural cellulose fiber. Headquartered in Stockholm, BillerudKorsnäs has seven production facilities located in Sweden and Finland.

BillerudKorsnäs recently identified North America as their largest growth opportunity, and Verso’s operations provide the perfect platform for growth. BillerudKorsnäs aims to build one of the most cost-efficient and sustainable paperboard platforms in North America by converting several of Verso’s assets into paperboard machines while maintaining Verso’s position as a quality and cost leader in specialty and coated freesheet paper. Additionally, BillerudKorsnäs is committed to continuing to serve Verso’s existing customers.

This announcement is the first step in a process that is subject to approval by our shareholders and regulators, as well as other closing conditions. Until the transaction closes, which is expected to occur in the second quarter of 2022, BillerudKorsnäs and Verso will remain separate companies and nothing about the way we work with you changes. We remain focused on working alongside our valued suppliers to serve our customers; make, sell and deliver high-quality paper; and keep our mills operating smoothly and safely.

Our relationship with partners like you is of the utmost of importance to us, and we will keep you informed as much as permitted as we work toward the completion of this transaction. In the meantime, please do not hesitate to reach out to your Verso contacts with any questions or concerns you may have.

Sincerely,

Randy Nebel

Forward Looking Statements

This communication contains “forward-looking statements” regarding Verso, BillerudKorsnäs or their respective management’s future expectations, beliefs, intentions, goals, strategies, plans and prospects, which, in the case of Verso, are made in reliance on the “safe harbor” provisions within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements involve substantial risks, known and unknown, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to differ materially from future results expressed or implied by such forward-looking statements including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Verso or BillerudKorsnäs to terminate the merger agreement; the ability to obtain regulatory approvals and/or meet other closing conditions to the proposed merger on a timely basis or at all; the ability to obtain approval by Verso stockholders; difficulties and delays in integrating Verso’s and BillerudKorsnäs’ businesses; risks that the proposed merger disrupts Verso or BillerudKorsnäs current plans and operations; failing to realize anticipated synergies, cost savings and other anticipated benefits of the proposed merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; the risk that unexpected costs will be incurred; uncertainties as to BillerudKorsnäs’ ability to obtain financing in order to consummate the merger; the ability of Verso or BillerudKorsnäs to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the price of Verso common stock; the outcome of any legal proceedings that may be instituted against Verso, BillerudKorsnäs or their respective directors and officers; changes in global, political, economic, business, competitive, market and regulatory forces; changes in laws and regulations or the interpretation or enforcement thereof; changes in rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Verso’s and BillerudKorsnäs’ control. These and other risks, uncertainties, assumptions and other factors may be amplified or made more uncertain by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts Verso’s and BillerudKorsnäs’ businesses, operations and financial results, including (without limitation) the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions taken to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Forward-looking statements generally relate to future events or Verso’s and BillerudKorsnäs’ future financial or operating performance and include, without limitation, statements relating to the proposed merger and the potential impact of the COVID-19 outbreak on Verso’s and BillerudKorsnäs’ businesses and operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “contemplates,” “could,” “seeks,” “estimates,” “intends,” “targets”, “expects”, “allows”, “enables”, “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

While forward-looking statements are Verso’s and BillerudKorsnäs’ current predictions at the time they are made, you should not rely upon them. Forward-looking statements represent Verso’s and BillerudKorsnäs’ management’s beliefs and assumptions only as of the date of this communication, unless otherwise indicated, and there is no implication that the information contained in this communication is made subsequent to such date. For additional information concerning factors that could cause actual results and outcomes to differ materially from those expressed or implied in the forward-looking statements, please refer to the cautionary statements and risk factors included in Verso’s filings with the SEC, including Verso’s Annual Report on Form 10-K filed with the SEC on March 1, 2021, Verso’s Quarterly Reports on Form 10-Q and any further disclosures Verso makes in Current Reports on Form 8-K. Verso’s SEC filings are available electronically on Verso’s investor website at www.investor.versoco.com or the SEC’s website at www.sec.gov.

For additional information concerning factors that could cause future results to differ from those expressed or implied in the forward-looking statements, please refer to BillerudKorsnäs’ non-exhaustive list of key risks and cautionary statements included in Just BillerudKorsnäs’ Annual Report, which is available electronically on www.billerudkorsnas.com/investors. Except as required by law, Verso and BillerudKorsnäs assume no obligation to update these forward-looking statements or this communication, or to update, supplement or correct the information set forth in this communication or the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. All subsequent written and oral forward-looking statements attributable to Verso or BillerudKorsnäs or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

All subsequent written and oral forward-looking statements attributable to Verso, BillerudKorsnäs or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed merger, Verso expects to file with the SEC and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents regarding the proposed merger. Promptly after filing its definitive proxy statement with the SEC, Verso will mail its definitive proxy statement and a proxy card to Verso’s stockholders entitled to vote at a special meeting relating to the proposed merger, seeking their approval of the respective merger-related proposals. The proxy statement will contain important information about the proposed merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF VERSO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT VERSO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VERSO, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT HOLDERS OF VERSO’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This communication is not a substitute for the proxy statement or for any other document that Verso may file with the SEC and send to its stockholders in connection with the proposed merger. The proposed merger will be submitted to Verso’s stockholders for their consideration.

Investors and security holders may obtain copies of these documents and any other documents filed with or furnished to the SEC by Verso free of charge through the website maintained by the SEC at www.sec.gov, from Verso at its website, www.investor.versoco.com.

Participants in the Solicitation

Verso and its respective directors and certain of its respective executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger under the rules of the SEC. Information about Verso’s directors and executive officers is available in Verso’s proxy statement dated on March 30, 2021 for its 2021 Annual Meeting of Stockholders. To the extent holdings of Verso securities by directors or executive officers of Verso have changed since the amounts contained in the definitive proxy statement for Verso’s 2021 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge from the sources indicated above, and from Verso by going to its investor relations page on its corporate website at www.investor.versoco.com. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Verso using the sources indicated above.

VERSO TO BE ACQUIRED BY BILLERUDKORSNÄS

Creates one of the largest providers of paper and packaging

with a cost and quality advantage

What Was Announced?

•	Verso has reached an agreement to be acquired by BillerudKorsnäs, a leading packaging company based in Sweden.

•

BillerudKorsnäs aims to build one of the most cost-efficient and sustainable paperboard platforms in North America by converting several of Verso’s assets into paperboard machines while maintaining Verso’s position as a quality and cost leader in specialty and coated freesheet paper.

•	BillerudKorsnäs’ investments will create new U.S.-based jobs and accelerate the transition from plastic-based packaging materials to renewable sources.

•	Transaction is expected to close in the second quarter of 2022, pending Verso shareholder and regulatory approvals, as well as customary closing conditions.

What Does This Mean for You?

•	We do not anticipate any job losses in our mill operations as a result of this transaction.

•	All existing labor agreements will be honored.

•	BillerudKorsnäs will invest in Verso’s manufacturing facilities in the USA.

•	As part of a larger, stronger organization, we believe the combination will provide enhanced opportunities for employees of the combined company.

Who is BillerudKorsnäs?

•	Offers innovative packaging solutions and sustainable packaging materials made from natural cellulose fiber.

•	Headquartered in Stockholm; has seven production facilities located in Sweden and Finland.

•	Their more than 2,000 customers are located all over the world, but only 5% of their sales come from the Americas.

•	BillerudKorsnäs recently identified North America as their largest growth opportunity, and Verso’s operations provide the perfect platform for growth.

•	BillerudKorsnäs values our talented team, the deep relationships we have with customers and the quality of our assets. They also share our commitment to safety, quality, sustainability and innovation.

What Happens Next?

•	Until the transaction closes, we remain two separate companies – it remains business as usual.

•	We need to continue to serve our customers, make, sell and deliver high-quality paper, and keep our mills operating smoothly and safely.

•	We will continue to keep you informed as much as permitted throughout this process.

•	More information is available on InSight.

Forward Looking Statements

This presentation contains “forward-looking statements” regarding Verso, BillerudKorsnäs or their respective management’s future expectations, beliefs, intentions, goals, strategies, plans and prospects, which, in the case of Verso, are made in reliance on the “safe harbor” provisions within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements involve substantial risks, known and unknown, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to differ materially from future results expressed or implied by such forward-looking statements including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Verso or BillerudKorsnäs to terminate the merger agreement; the ability to obtain regulatory approvals and/or meet other closing conditions to the proposed merger on a timely basis or at all; the ability to obtain approval by Verso stockholders; difficulties and delays in integrating Verso’s and BillerudKorsnäs’ businesses; risks that the proposed merger disrupts Verso or BillerudKorsnäs current plans and operations; failing to realize anticipated synergies, cost savings and other anticipated benefits of the proposed merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; the risk that unexpected costs will be incurred; uncertainties as to BillerudKorsnäs’ ability to obtain financing in order to consummate the merger; the ability of Verso or BillerudKorsnäs to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the price of Verso common stock; the outcome of any legal proceedings that may be instituted against Verso, BillerudKorsnäs or their respective directors and officers; changes in global, political, economic, business, competitive, market and regulatory forces; changes in laws and regulations or the interpretation or enforcement thereof; changes in rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Verso’s and BillerudKorsnäs’ control. These and other risks, uncertainties, assumptions and other factors may be amplified or made more uncertain by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts Verso’s and BillerudKorsnäs’ businesses, operations and financial results, including (without limitation) the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions taken to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Forward-looking statements generally relate to future events or Verso’s and BillerudKorsnäs’ future financial or operating performance and include, without limitation, statements relating to the proposed merger and the potential impact of the COVID-19 outbreak on Verso’s and BillerudKorsnäs’ businesses and operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “contemplates,” “could,” “seeks,” “estimates,” “intends,” “targets”, “expects”, “allows”, “enables”, “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

While forward-looking statements are Verso’s and BillerudKorsnäs’ current predictions at the time they are made, you should not rely upon them. Forward-looking statements represent Verso’s and BillerudKorsnäs’ management’s beliefs and assumptions only as of the date of this presentation, unless otherwise indicated, and there is no implication that the information contained in this presentation is made subsequent to such date. For additional information concerning factors that could cause actual results and outcomes to differ materially from those expressed or implied in the forward-looking statements, please refer to the cautionary statements and risk factors included in Verso’s filings with the SEC, including Verso’s Annual Report on Form 10-K filed with the SEC on March 1, 2021, Verso’s Quarterly Reports on Form 10-Q and any further disclosures Verso makes in Current Reports on Form 8-K. Verso’s SEC filings are available electronically on Verso’s investor website at www.investor.versoco.com or the SEC’s website at www.sec.gov.

For additional information concerning factors that could cause future results to differ from those expressed or implied in the forward-looking statements, please refer to BillerudKorsnäs’ non-exhaustive list of key risks and cautionary statements included in Just BillerudKorsnäs’ Annual Report, which is available electronically on www.billerudkorsnas.com/investors. Except as required by law, Verso and BillerudKorsnäs assume no obligation to update these forward-looking statements or this presentation, or to update, supplement or correct the information set forth in this presentation or the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. All subsequent written and oral forward-looking statements attributable to Verso or BillerudKorsnäs or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Verso or BillerudKorsnäs assume no obligation to update these forward-looking statements or this presentation, or to update, supplement or correct the information set forth in this presentation, except as required by applicable law. All subsequent written and oral forward-looking statements attributable to Verso, BillerudKorsnäs or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed merger, Verso expects to file with the SEC and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents regarding the proposed merger. Promptly after filing its definitive proxy statement with the SEC, Verso will mail its definitive proxy statement and a proxy card to Verso’s stockholders entitled to vote at a special meeting relating to the proposed merger, seeking their approval of the respective merger-related proposals. The proxy statement will contain important information about the proposed merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF VERSO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT VERSO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VERSO, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT HOLDERS OF VERSO’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This presentation is not a substitute for the proxy statement or for any other document that Verso may file with the SEC and send to its stockholders in connection with the proposed merger. The proposed merger will be submitted to Verso’s stockholders for their consideration.

Investors and security holders may obtain copies of these documents and any other documents filed with or furnished to the SEC by Verso free of charge through the website maintained by the SEC at www.sec.gov, from Verso at its website, www.investor.versoco.com.

Participants in the Solicitation

Verso and its respective directors and certain of its respective executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger under the rules of the SEC. Information about Verso’s directors and executive officers is available in Verso’s proxy statement dated on March 30, 2021 for its 2021 Annual Meeting of Stockholders. To the extent holdings of Verso securities by directors or executive officers of Verso have changed since the amounts contained in the definitive proxy statement for Verso’s 2021 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge from the sources indicated above, and from Verso by going to its investor relations page on its corporate website at www.investor.versoco.com. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Verso using the sources indicated above.